As filed with the Securities and Exchange Commission on June 30, 2004

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 29, 2004

Tufco Technologies, Inc.

(Exact name of Registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-21018 (Commission File Number)	39-1723477 (IRS Employer Identification No.)

PO Box 23500, Green Bay, Wisconsin Address of Principal Executive Offices)	54305 (Zip Code)

Registrant’s telephone number, including area code: 920.336.0054

ITEM 2. COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS
SIGNATURE
Press Release

ITEM 2. COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

(c) Exhibits

The following exhibit is included pursuant to Item 2. Completion of Acquisition or Disposition of Assets of Form 8-K:

Exhibit No.	Description
99.1	Press Release dated June 29, 2004

     On June 29, 2004, Tufco Technologies Inc. announced the sale of its equipment used for calendaring and thermal bond lamination to Atlanta Nisseki CLAF®, Inc. A copy of this press release is included as Exhibit 99.1 and incorporated herein by reference.

     The information, including the exhibits attached hereto, in this Current Report on Form 8-K is being “furnished” and shall not be deemed “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, or into any filing or other document pursuant to the Securities Exchange Act of 1934, as amended, except as otherwise expressly stated in any such filing.

(remainder of page intentionally left blank; signature on following page.)

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TUFCO TECHNOLOGIES, INC.
Dated: June 30, 2004	By:	/s/ Louis LeCalsey, III
Louis LeCalsey, III
President and Chief Executive Officer

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press Release dated June 29, 2004.